UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report May 31, 2015

JMF
Nuveen Energy MLP Total Return Fund

JMLP
Nuveen All Cap Energy MLP Opportunities Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. holds much uncertainty. The escalating drama over Greece’s debt negotiations has the European economy on edge, while China’s economy has decelerated and experienced a great deal of turmoil in its stock markets. Other areas of concern include a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, involving the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds investment adviser is Nuveen Fund Advisors, LLC (NFAL), an affiliate of Nuveen Investments, Inc. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Managing Director and Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, co-manage the Funds. Here they discuss their investment strategies and the performance of the Funds for the six-month reporting period ending May 31, 2015.

How did the Funds perform during this six-month reporting period ended May 31, 2015?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year and since inception periods ended May 31, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. JMF’s and JMLP’s total return at NAV outperformed the Alerian MLP Index and underperformed the S&P 500® Index during the six-month reporting period.

It is important to remember that each Fund is treated as a “C” Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning they recognize either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. The accounting treatment of the tax impact of gains and losses in the Funds’ portfolios is intended to ensure that the Funds’ NAVs reflect the net after-tax value of the Funds’ portfolios. The Funds also employ leverage, which is further discussed later in the Fund Leverage section of this report. The Funds’ tax structure and leverage should be considered when comparing the Funds’ performance to the Alerian MLP Index and S&P 500® Index as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Funds’ after tax performance could differ significantly from the actual portfolio returns and the indexes, even if the pre-tax performance of the Funds and the performance of the indexes are similar.

What were the Funds’ primary investment strategies and how did these strategies affect the Funds’ performance during the six-month reporting period ended May 31, 2015?

JMF continues to invest primarily in publicly traded master limited partnerships (MLPs) operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. During the reporting period, the Fund was primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. This comes from our belief in anticipated growth of production from non-conventional oil and gas reserves throughout the U.S. over the next 5-10 years. The increase in production suggests the need for new energy infrastructure. Recent weakness in crude oil pricing has led investors to doubt the growth story of MLPs and energy infrastructure. Despite this weakness, we continue to believe that oil and gas production growth will support MLP cash flows and valuations over the long-term. As the industry adjusts to lower prices, growth projects may be delayed. The market must discount a slower build out of new

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

infrastructure than was previously assumed. We believe, once the energy market establishes a new equilibrium, and commodity prices stabilize, the stage will be set for stronger security price performance.

We are starting to see the impact of the commodity price decline on the future growth of oil and gas volumes. Many MLP management teams are not currently cutting their growth plans but are instead shifting growth further out into 2015 or into 2016. These announcements do not impact the current cash flows and distributions of MLPs but they do impact future growth. MLPs with the highest expected growth going into the downturn are generally well positioned and have not reduced their growth expectations. The MLPs with weaker growth profiles going into the downturn, such as the MLPs with significant commodity exposure, have substantially adjusted downward their growth expectations. We anticipate the full extent of the commodity price decline’s impact on future growth of oil and gas volumes to become clearer later in 2015. It is important to note that our concern is focused on reductions in the growth rate of MLP distributions as opposed to distribution cuts. While there are certainly MLPs that are cutting their distributions, it has been largely confined to low quality MLPs.

JMF’s portfolio performance, prior to the impact of leverage and taxes, outperformed the Alerian MLP Index for the six-month reporting period ended May 31, 2015, due to security selection and overweight allocations to small-cap MLPs.

JMF’s use of leverage through bank borrowings detracted from performance. As the Fund’s portfolio produced negative returns during the reporting period, its leverage negatively impacted performance. Although, given the relatively low cost of the borrowings facility, leverage allowed the portfolio to pay out a higher distribution than it would have been capable of without the facility.

A strategy that benefited the Fund during the reporting period was choosing to buy the securities of MLPs with the highest expected distribution growth rates. This trend was dominant in the reporting period. The Fund’s allocation away from the lowest quality MLPs proved additive during the reporting period. Although a clear quality trend was not evident, the lowest quality MLPs meaningfully underperformed.

In the past, JMF has benefited from investing through private placements with certain MLPs. The Fund did not execute any private placement transactions during the reporting period and there were no restricted securities in the portfolio at the end of the reporting period.

JMLP is invested primarily in energy MLPs that own and operate businesses in the energy and natural resource industries. The Fund eliminates certain MLPs from consideration through a unique screening process conducted by Advisory Research. First, at the time of purchase the Fund excludes the ten largest MLPs in the Alerian MLP Index. This decision creates a portfolio that has a smaller capitalization and is significantly differentiated from the Alerian MLP Index and from JMF. Second, Advisory Research removes from consideration at the time of purchase those MLPs that are in the lowest 30% of quality, as measured by the Advisory Research’s MLP proprietary “Quality Scorecard,” which ranks each constituent of the investable MLP universe according to qualitative metrics. From the remaining universe of MLPs, the Fund intends to purchase a diversified portfolio that produces adequate cash flow to support the Fund’s distributions and has the potential for future appreciation.

JMLP’s portfolio performance, prior to the impact of leverage and taxes, compared favorably to the Alerian MLP Index for the six-month reporting period ended May 31, 2015. Drivers of outperformance were the screening process that eliminates the purchase of low quality MLPs and an over allocation to higher growth MLPs.

The Fund’s use of leverage through bank borrowings detracted from performance. As the Fund’s portfolio produced negative returns during the reporting period, its leverage negatively impacted performance. Although, given the relatively low cost of the borrowings facility, leverage allowed the portfolio to pay out a higher distribution than it would have been capable of without the facility.

6	Nuveen Investments

JMLP participated in its first private placement transaction during May 2015. The Fund purchased the restricted shares of Arc Logistics Partners LP, a small-cap MLP suitable to JMLP. The company offered the private placement to help fund an acquisition of new infrastructure. JMLP continued to hold this restricted security in its portfolio at the end of the reporting period.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a modestly negative impact on the performance of the Funds during the current reporting period.

During the reporting period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a marginal negative impact on overall fund performance.

As of May 31, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	26.80%	25.85%
Regulatory Leverage*	26.80%	25.85%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of May 31, 2015, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$298,000,000	$74,000,000

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

8	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2015.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of April 30, 2015 of the sources (for tax purposes) of each Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2015 will be made in early 2016 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of 4/30/2015

		Current Quarter Estimated Percentage of the Distribution			Fiscal YTD Estimated Per Share Amounts
Fund	Per Share Distribution	NII(1)	Realized Gains	ROC(2)	Distributions	NII(1)	Realized Gains	ROC(2)
JMF (FYE 11/30)	$0.3350	0.00%	0.00%	100%	$0.6680	$0.0000	$0.0000	$0.6680
JMLP (FYE 11/30)	$0.3420	0.00%	0.00%	100%	$0.6840	$0.0000	$0.0000	$0.6840

(1)	NII is Net investment. The Funds may have current fiscal year earnings and profits, and if so, a portion or all of the distributions may be treated as ordinary dividend income.

(2)	ROC is Return of Capital, and may represent unrealized gains, return of shareholders’ principal, or both.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of 4/30/2015

			Annualized			Cumulative
Fund	Inception Date	Quarterly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
JMF (FYE 11/30)	2/24/2011	$0.3350	6.42%	3.37%	9.20%	3.20%	1.45%
JMLP (FYE 11/30)	3/26/2014	$0.3420	8.03%	(3.38)%	(2.15)%	4.01%	3.71%

Nuveen Investments	9

Share Information (continued)

EQUITY SHELF PROGRAM

During the current reporting period, JMF was authorized to issue an additional 9.8 million shares through an equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

During the current reporting period, JMF did not sell shares through its equity shelf program.

As of March 31, 2015, JMF’s shelf offering registration statements was no longer current. Therefore, the Fund was unable to issue additional shares under its equity shelf programs until a post-effective amendment to the Fund’s registration statement is filed with the Securities and Exchange Commission.

SHARE REPURCHASES

During August 2014, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JMF	JMLP
Shares Cumulatively Repurchased and Retired	0	0
Shares Authorized for Repurchase	3,945,000	1,275,000

OTHER SHARE INFORMATION

As of May 31, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$20.64	$16.64
Share Price	$18.32	$15.55
Premium/(Discount) to NAV	(11.24)%	(6.55)%
6-Month Average Premium/(Discount) to NAV	(7.73)%	(4.18)%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Funds’ investment program and the tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Energy Sector Risk. Because the Funds invests primarily in energy sector MLPs, concentration in this sector may present more risks than if the Funds were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Funds are able to invest a greater portion of their assets in obligations of a single issuer than a “diversified” fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. The Funds’ use of leverage creates the possibility of higher volatility for the Funds’ per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful.

Nuveen Investments	11

JMF

Nuveen Energy MLP Total Return Fund

Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JMF at NAV	(3.58)%	(1.15)%	8.72%
JMF at Share Price	(8.43)%	(6.80)%	4.83%
Alerian MLP Index	(8.42)%	(7.40)%	9.64%
S&P 500® Index	2.97%	11.81%	14.26%

Since inception returns are from 2/23/11. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Master Limited Partnerships & MLP Affiliates	144.2%
Common Stocks	14.7%
Repurchase Agreements	1.1%
Other Assets Less Liabilities	(1.1)%
Net Assets Plus Borrowings and Deferred Tax Liability, net	158.9%
Borrowings	(36.6)%
Deferred Tax Liability, net	(22.3)%
Net Assets	100%

Portfolio Composition

(as a % of total investments)1

Oil, Gas & Consumable Fuels	98.4%
Energy Equipment & Services	0.9%
Repurchase Agreements	0.7%
Total	100%

Top Ten Issuers

(as a % of total long-term investments)1

Energy Transfer Equity LP	11.1%
Kinder Morgan, Inc.	9.2%
Enterprise Products Partners LP	8.3%
Magellan Midstream Partners LP	6.5%
Plains All American Pipeline LP	5.9%
Buckeye Partners LP	5.6%
DCP Midstream Partners LP	4.3%
MarkWest Energy Partners LP	4.0%
Williams Partners LP	3.8%
EQT Midstream Partners LP	3.0%

1	Excluding investments in derivatives.

Nuveen Investments	13

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Performance Overview and Holding Summaries as of May 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JMLP at NAV	(6.47)%	(8.99)%	(3.93)%
JMLP at Share Price	(0.83)%	(15.65)%	(12.37)%
Alerian MLP Index	(8.42)%	(7.40)%	1.31%
S&P 500® Index	2.97%	11.81%	13.85%

Since inception returns are from 3/26/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(as a % of net assets)

Master Limited Partnership & MLP Affiliates	129.8%
Common Stocks	4.4%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	134.9%
Borrowings	(34.9)%
Net Assets	100%

Portfolio Composition

(as a % of total investments)

Oil, Gas & Consumable Fuels	88.9%
Energy Equipment & Services	7.0%
Gas Utilities	3.6%
Metals & Mining	0.1%
Repurchase Agreements	0.4%
Total	100%

Top Ten Issuers

(as a % of total long-term investments)

Teekay Offshore Partners LP	5.8%
Energy Transfer Equity LP	5.7%
Exterran Partners LP	5.1%
Crestwood Midstream Partners LP	4.5%
NGL Energy Partners LP	4.4%
Targa Resources Partners LP	4.3%
DCP Midstream Partners LP	4.2%
Tesoro Logistics LP	4.1%
Holly Energy Partners LP	3.9%
Kinder Morgan, Inc.	3.3%

Nuveen Investments	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JMF and JMLP; at this meeting the shareholders were asked to elect Board Members.

	JMF	JMLP
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	35,301,434	10,334,010
Withhold	780,875	128,684
Total	36,082,309	10,462,694
William J. Schneider
For	35,311,659	10,335,138
Withhold	770,650	127,556
Total	36,082,309	10,462,694
Thomas S. Schreier, Jr.
For	35,284,956	10,311,915
Withhold	797,353	150,779
Total	36,082,309	10,462,694

16	Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund
Portfolio of Investments	May 31, 2015 (Unaudited)

Shares/Units	Description (1)	Value

	LONG-TERM INVESTMENTS – 158.9% (99.3% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 144.2% (90.1% of Total Investments)

	Energy Equipment & Services – 1.5% (0.9% of Total Investments)

489,336	Exterran Partners LP	$12,668,909

	Oil, Gas & Consumable Fuels – 142.7% (89.2% of Total Investments)

181,545	Alliance Holdings GP LP	8,750,469
226,850	Alliance Resource Partners LP	6,803,232
296,085	Antero Midstream Partners LP	8,438,423
934,885	Buckeye Partners LP	72,294,657
234,000	Capital Product Partners LP	2,131,740
127,210	Cone Midstream Partners LP	2,481,867
2,352,805	Crestwood Equity Partners LP	11,764,025
1,645,852	Crestwood Midstream Partners LP	22,087,334
1,467,469	DCP Midstream Partners LP	55,470,328
491,590	Delek Logistics Partners LP	22,858,935
810,175	Enable Midstream Partners LP	14,421,115
393,352	Enbridge Energy Management LLC, (2)	14,215,741
180,800	Enbridge Energy Partners LP	6,705,872
2,086,614	Energy Transfer Equity LP	143,287,781
576,005	EnLink Midstream Partners LP	14,296,444
3,298,974	Enterprise Products Partners LP, (3)	106,952,737
460,260	EQT Midstream Partners LP	38,509,954
1,011,215	EV Energy Partners LP	14,288,468
741,252	Genesis Energy LP	36,047,085
341,180	Golar LNG Partners LP, (4)	9,624,688
293,075	JP Energy Partners LP	3,977,028
553,000	KNOT Offshore Partners LP, (4)	13,050,800
1,058,451	Magellan Midstream Partners LP	84,379,714
801,895	MarkWest Energy Partners LP	51,826,474
12,000	Martin Midstream Partners LP	422,880
655,895	Navios Maritime Midstream Partners LP, (4)	11,379,778
268,500	NGL Energy Partners LP	8,071,110
73,465	PBF Logistics LP	1,698,511
1,638,298	Plains All American Pipeline LP	76,918,089
152,745	QEP Midstream Partners LP	2,689,839
131,850	Rose Rock Midstream LP	6,680,840
96,955	Shell Midstream Partners LP	4,353,280
918,310	Southcross Energy Partners LP	12,360,453
20,000	Sprague Resources LP	554,000
685,214	Summit Midstream Partners LP	23,043,747
251,990	Tallgrass Energy GP LP, (5)	8,076,280
162,550	Tallgrass Energy Partners LP	8,044,600
579,904	Targa Resources Partners LP	25,069,250
511,955	TC PipeLines LP	32,713,925
1,162,092	Teekay Offshore Partners LP	25,972,756
341,910	Tesoro Logistics LP	19,765,817
113,120	TransMontaigne Partners LP	4,452,403
482,955	USD Partners LP	6,519,893
40,720	Valero Energy Partners LP	2,085,271
287,885	VTTI Energy Partners LP	7,453,343
448,690	Western Gas Equity Partners LP	28,738,595
357,575	Western Gas Partners LP	24,493,888
73,917	Westmoreland Resource Partners LP	776,129
875,355	Williams Partners LP	48,914,837
327,922	World Point Terminals LP	5,804,219
	Total Oil, Gas & Consumable Fuels	1,161,718,644
	Total Master Limited Partnerships & MLP Affiliates (cost $801,676,254)	1,174,387,553

Nuveen Investments	17

JMF	Nuveen Energy MLP Total Return Fund
	Portfolio of Investments (continued)	May 31, 2015 (Unaudited)

Shares	Description (1)			Value

	COMMON STOCKS – 14.7% (9.2% of Total Investments)

	Oil, Gas & Consumable Fuels – 14.7% (9.2% of Total Investments)

2,878,264	Kinder Morgan, Inc., (4)			$119,419,173
	Total Common Stocks (cost $90,086,450)			119,419,173
	Total Long-Term Investments (cost $891,762,704)			1,293,806,726

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.1% (0.7% of Total Investments)

	REPURCHASE AGREEMENTS – 1.1% (0.7% of Total Investments)

$8,658	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/29/15, repurchase price $8,658,176, collateralized by $8,535,000 U.S. Treasury Notes, 2.500%, due 5/15/24, value $8,833,725	0.000%	6/01/15	$8,658,176
	Total Short-Term Investments (cost $8,658,176)			8,658,176
	Total Investments (cost $900,420,880) – 160.0%			1,302,464,902
	Borrowings – (36.6)% (6), (7)			(298,000,000)
	Deferred Tax Liability, net – (22.3)%			(181,638,092)
	Other Assets Less Liabilities – (1.1)% (8)			(8,689,917)
	Net Assets – 100%			$814,136,893

Investments in Derivatives as of May 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$96,375,000	Receive	1-Month USD-LIBOR-BBA	1.735%	Monthly	12/01/15	12/01/20	$(1,993,628)
JPMorgan	96,375,000	Receive	1-Month USD-LIBOR-BBA	2.188	Monthly	12/01/15	12/01/22	(3,434,954)
	$192,750,000							$(5,428,582)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distributions are paid in-kind.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(5)	Represents a new security, which has not made an initial distribution to shareholders.

(6)	Borrowings as a percentage of total investments is 22.9%.

(7)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $691,806,122 have been pledged as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.

USD-LIBOR-BBA	United States Dollar – London Inter-Bank Offered Rate – British Bankers’ Association.

See accompanying notes to financial statements.

18	Nuveen Investments

JMLP

Nuveen All Cap Energy MLP Opportunities Fund
Portfolio of Investments	May 31, 2015 (Unaudited)

Shares/Units	Description (1)	Value

	LONG-TERM INVESTMENTS – 134.2% (99.6% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 129.8% (96.3% of Total Investments)

	Energy Equipment & Services – 9.4% (7.0% of Total Investments)

132,262	CSI Compressco LP	$2,632,014
559,682	Exterran Partners LP	14,490,167
190,000	Seadrill Partners LLC	2,616,300
11,505	Transocean Partners LLC	177,982
	Total Energy Equipment & Services	19,916,463

	Gas Utilities – 4.8% (3.6% of Total Investments)

186,670	AmeriGas Partners LP	9,202,831
25,000	Suburban Propane Partners LP	1,095,000
	Total Gas Utilities	10,297,831

	Metals & Mining – 0.1% (0.1% of Total Investments)

8,600	SunCoke Energy Partners LP	185,072

	Oil, Gas & Consumable Fuels – 115.5% (85.6% of Total Investments)

30,595	Alliance Holdings GP LP	1,474,679
11,876	Alliance Resource Partners LP	356,161
469,573	American Midstream Partners LP	8,593,186
374,902	Arc Logistics Partners LP	6,834,463
150,693	Arc Logistics Partners LP, (3)	2,421,305
96,900	Azure Midstream Partners LP	1,539,741
7,500	Capital Product Partners LP	68,325
30,080	CONE Midstream Partners LP	586,861
448,300	Crestwood Equity Partners LP	2,241,500
962,906	Crestwood Midstream Partners LP	12,922,199
313,838	DCP Midstream Partners LP	11,863,076
109,160	Delek Logistics Partners LP	5,075,940
428,740	Enable Midstream Partners LP	7,631,572
226,596	Enbridge Energy Management LLC, (4)	8,189,179
147,611	Enbridge Energy Partners LP	5,474,892
238,247	Energy Transfer Equity LP	16,360,421
310,000	EnLink Midstream Partners LP	7,694,200
31,765	EQT Midstream Partners LP	2,657,778
614,022	EV Energy Partners LP	8,676,131
142,300	Genesis Energy LP	6,920,049
98,850	Global Partners LP	4,112,160
166,085	Golar LNG Partners LP, (2)	4,685,258
327,000	Holly Energy Partners LP	11,029,710
199,600	JP Energy Partners LP	2,708,572
241,020	KNOT Offshore Partners LP, (2)	5,688,072
3,000	Martin Midstream Partners LP	105,720
19,000	Midcoast Energy Partners LP	231,040
143,985	Navios Maritime Midstream Partners LP, (2)	2,498,140
412,850	NGL Energy Partners LP	12,410,271
30,000	NuStar Energy LP	1,872,300
19,585	PBF Logistics LP	452,805
65,890	Rose Rock Midstream LP	3,338,646
328,016	Southcross Energy Partners LP	4,415,095
219,200	Summit Midstream Partners LP	7,371,696
59,120	Sunoco LP	2,731,344
55,815	Tallgrass Energy GP LP, (5)	1,788,871
281,038	Targa Resources Partners LP	12,149,273
97,483	TC PipeLines LP	6,229,164
742,000	Teekay Offshore Partners LP	16,583,700
201,685	Tesoro Logistics LP	11,659,410
116,488	TransMontaigne Partners LP	4,584,968

Nuveen Investments	19

JMLP	Nuveen All Cap Energy MLP Opportunities Fund
	Portfolio of Investments (continued)	May 31, 2015 (Unaudited)

Shares/Units	Description (1)			Value

	Oil, Gas & Consumable Fuels (continued)

274,702	USD Partners LP			$3,708,477
70,515	VTTI Energy Partners LP			1,825,633
303,385	World Point Terminals LP			5,369,915
	Total Oil, Gas & Consumable Fuels			245,131,898
	Total Master Limited Partnerships & MLP Affiliates (cost $290,111,648)			275,531,264

Shares	Description (1)			Value

	COMMON STOCKS – 4.4% (3.3% of Total Investments)

	Oil, Gas & Consumable Fuels – 4.4% (3.3% of Total Investments)

228,048	Kinder Morgan, Inc., (2)			$9,461,711
	Total Common Stocks (cost $9,471,957)			9,461,711
	Total Long-Term Investments (cost $299,583,605)			284,992,975

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6% (0.4% of Total Investments)

	REPURCHASE AGREEMENTS – 0.6% (0.4% of Total Investments)

$1,241	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/29/15, repurchase price $1,240,829, collateralized by $1,225,000 U.S. Treasury Notes, 2.500%, due 5/15/24, value $1,267,875	0.000%	6/01/15	$1,240,829
	Total Short-Term Investments (cost $1,240,829)			1,240,829
	Total Investments (cost $300,824,434) – 134.8%			286,233,804
	Borrowings – (34.9)% (6), (7)			(74,000,000)
	Other Assets Less Liabilities – 0.1%			49,554
	Net Assets – 100%			$212,283,358

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Distributions are paid in-kind.

(5)	Represents a new security, which has not made an initial distribution to shareholders.

(6)	Borrowings as a percentage of total investments is 25.9%.

(7)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $192,678,361 have been pledged as collateral for borrowings.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Assets and Liabilities	May 31, 2015 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Assets
Long-term investments, at value (cost $891,762,704 and $299,583,605, respectively)	$1,293,806,726	$284,992,975
Short-term investments, at value (cost approximates value)	8,658,176	1,240,829
Receivables for:
Investments sold	13,898,825	1,575,102
Federal income tax	—	1,400,000
State income tax	—	109,095
Other assets	48,846	8,806
Total assets	1,316,412,573	289,326,807
Liabilities
Cash overdraft	—	1,606
Borrowings	298,000,000	74,000,000
Unrealized depreciation on interest rate swaps	5,428,582	—
Payable for:
Interest	239,782	56,357
Investments purchased	15,296,347	2,603,662
State income tax	248,835	—
Deferred tax liability, net	181,638,092	—
Accrued expenses:
State franchise tax	88,405	73,577
Management fees	995,990	260,236
Trustees fees	44,765	4,940
Other	294,882	43,071
Total liabilities	502,275,680	77,043,449
Net assets	$814,136,893	$212,283,358
Shares outstanding	39,445,748	12,756,760
Net asset value (“NAV”) per share outstanding	$20.64	$16.64
Net assets consist of:
Shares, $0.01 par value per share	$394,457	$127,568
Paid-in surplus	505,208,847	224,288,333
Accumulated net investment income (loss), net of tax	(64,408,732)	(6,766,322)
Accumulated net realized gain (loss), net of tax	84,113,192	9,224,409
Net unrealized appreciation (depreciation), net of tax	288,829,129	(14,590,630)
Net assets	$814,136,893	$212,283,358
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Operations	Six Months Ended May 31, 2015 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Investment Income
Distributions from Master Limited Partnerships (“MLPs”)	$25,361,076	$9,214,598
Less: Return of capital on distributions from MLPs	(25,361,076)	(9,214,598)
Dividends	5,184,296	385,573
Total investment income	5,184,296	385,573
Expenses
Management fees	(5,798,189)	(1,519,885)
Interest expense on borrowings	(1,414,041)	(338,752)
Custodian fees	(71,652)	(23,206)
Trustees fees	(16,312)	(4,182)
Professional fees	(42,980)	(39,541)
Shareholder reporting expenses	(47,327)	(33,133)
Shareholder servicing agent fees	(189)	(43)
Stock exchange listing fees	(6,287)	(3,298)
Investor relations expenses	(78,098)	(27,258)
Franchise tax expenses	(95,559)	(55,386)
Other	(328,164)	(16,659)
Total expenses before expense reimbursement	(7,898,798)	(2,061,343)
Expense reimbursement	137,434	—
Net expenses	(7,761,364)	(2,061,343)
Net investment income (loss) before taxes	(2,577,068)	(1,675,770)
Deferred tax benefit	1,066,477	(476,886)
Current tax (expense)	(21,872)	—
Current tax refund	—	1,485,191
Net investment income (loss)	(1,532,463)	(667,465)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	34,537,688	2,648,666
Deferred tax (expense)/benefit	(14,292,836)	1,332,988
Net realized gain (loss) from investments	20,244,852	3,981,654
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	(82,512,215)	(19,602,713)
Swaps before taxes	(3,010,198)	—
Deferred tax (expense)/benefit	35,391,998	1,016,015
Change in net unrealized appreciation (depreciation) of investments	(50,130,415)	(18,586,698)
Net realized and unrealized gain (loss)	(29,885,563)	(14,605,044)
Net increase (decrease) in net assets from operations	$(31,418,026)	$(15,272,509)

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Six Months Ended 5/31/15	Year Ended 11/30/14	Six Months Ended 5/31/15	For the Period 3/26/14 (commencement of operations) through 11/30/14
Operations
Net investment income (loss)	$(1,532,463)	$(12,741,795)	$(667,465)	$(3,409,222)
Net realized gain (loss) from investments	20,244,852	8,672,557	3,981,654	5,242,755
Change in net unrealized appreciation (depreciation) of:
Investments	(47,120,217)	134,493,441	(18,586,698)	3,996,068
Swaps	(3,010,198)	(5,614,708)	—	—
Net increase (decrease) in net assets from operations	(31,418,026)	124,809,495	(15,272,509)	5,829,601
Distributions to Shareholders
From and in excess of net investment income	—	—	—	(2,689,635)
From net investment income	—	(4,661,216)	—	—
Return of capital	(26,349,760)	(45,868,788)	(8,725,624)	(10,002,847)
Decrease in net assets from distributions to shareholders	(26,349,760)	(50,530,004)	(8,725,624)	(12,692,482)
Fund Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	243,015,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	29,097
Net increase (decrease) in net assets from Fund share transactions	—	—	—	243,044,097
Net increase (decrease) in net assets	(57,767,786)	74,279,491	(23,998,133)	236,181,216
Net assets at the beginning of period	871,904,679	797,625,188	236,281,491	100,275
Net assets at the end of period	$814,136,893	$871,904,679	$212,283,358	$236,281,491
Accumulated net investment income (loss), net of tax at the end of period	$(64,408,732)	$(62,876,269)	$(6,766,322)	$(6,098,857)

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Cash Flows	Six Months Ended May 31, 2015 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(31,418,026)	$(15,272,509)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(101,126,481)	(65,753,871)
Proceeds from sales of investments	122,866,443	77,820,605
Proceeds from (Purchases of) short-term investments, net	(6,857,568)	1,034,652
Return of capital distributions from MLPs	25,361,076	9,214,598
Investment transactions adjustments, net	4,200,490	1,396,989
Amortization of deferred offering costs	212,000	—
(Increase) Decrease in:
Receivable for investments sold	(7,766,612)	21,534,204
Receivable for federal income tax	—	(1,400,000)
Receivable for state income tax	—	(109,095)
Other assets	(12,691)	(5,226)
Increase (Decrease) in:
Deferred tax liability, net	(22,165,640)	(1,872,117)
Payable for interest	2,171	(4,219)
Payable for investments purchased	9,384,844	(22,249,784)
Payable for federal income tax	—	(1,385,569)
Payable for state income tax	3,902	(148,027)
Accrued state franchise tax expense	16,609	29,786
Accrued management fees	(49,232)	(26,915)
Accrued Trustees fees	1,639	(369)
Accrued shelf offering costs	(212,645)	—
Accrued other expenses	(75,244)	(33,162)
Net realized (gain) loss from investments	(34,537,688)	(2,648,666)
Change in net unrealized appreciation (depreciation) of:
Investments	82,512,215	19,602,713
Swaps	3,010,198	—
Net cash provided by (used in) operating activities	43,349,760	19,724,018
Cash Flows from Financing Activities:
Repayments of borrowings	(17,000,000)	(11,000,000)
Increase (Decrease) in cash overdraft	—	1,606
Cash distributions paid to shareholders	(26,349,760)	(8,725,624)
Net cash provided by (used in) financing activities	(43,349,760)	(19,724,018)
Net Increase (Decrease) in Cash	—	—
Cash at the beginning of period	—	—
Cash at the end of period	$—	$—

Supplemental Disclosures of Cash Flow Information	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash paid for interest on borrowings	$1,411,870	$342,971

See accompanying notes to financial statements.

24	Nuveen Investments

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Nuveen Investments	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price

Energy MLP Total Return (JMF)
Year Ended 11/30:
2015(i)	$22.10	$(0.04)	$(0.75)	$(0.79)	$— *	$(0.67)	$(0.67)	$—	$20.64	$18.32
2014	20.22	(0.32)	3.48	3.16	(0.12)	(1.16)	(1.28)	—	22.10	20.72
2013	17.73	(0.29)	4.04	3.75	(1.14)	(0.12)	(1.26)	—	20.22	19.40
2012	17.22	0.05	1.72	1.77	—	(1.26)	(1.26)	—	17.73	18.28
2011(g)	19.10	(0.24)	(0.65)	(0.89)	—	(0.95)	(0.95)	(0.04)	17.22	16.66

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2015(i)	18.52	(0.05)	(1.15)	(1.20)	— *	(0.68)	(0.68)	—	16.64	15.55
2014(h)	19.10	(0.27)	0.73	0.46	(0.21)	(0.79)	(1.00)	(0.04)	18.52	16.35

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Energy MLP Total Return (JMF)
Year Ended 11/30:
2015(i)	$298,000	$3,732
2014	315,000	3,768
2013	283,000	3,818
2012	257,000	3,710
2011(g)	125,000	4,280

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2015(i)	74,000	3,869
2014(h)	85,000	3,780

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

26	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement/ Income Taxes/ Tax Benefit (Expense)(e)				Ratios to Average Net Assets After Reimbursement/ Income Taxes/ Tax Benefit (Expense)(c)(d)(e)				Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(f)

(3.58)%	(8.43)%	$814,137	(1.96	)%**	(0.67	)%**	0.81	%**	(0.51	)%**	2.74%	8%
15.67	13.67	871,905	(1.84)		(1.45)		(10.38)		(1.47)		(8.54)	6
21.51	13.20	797,625	(1.98)		(1.97)		(13.22)		(1.48)		(11.25)	39
10.71	17.87	696,370	(2.10)		(2.10)		(5.58)		0.25		(3.48)	45
(4.76)	(11.94)	409,905	(1.78	)**	(1.78	)**	(1.78	)**	(1.78	)**	—	46

(6.47)	(0.83)	212,283	(1.97	)**	(1.60	)**	(0.37	)**	(1.12	)**	1.60	29
1.97	(13.76)	236,281	(1.77	)**	(1.40	)**	(3.13	)**	(1.82	)**	(1.36)	25

(c)	During the period ended May 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser as decribed in Note 4 – Fund Shares, Equity Shelf Program and Offering Costs. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement after income taxes/tax benefit (expenses) from the Adviser were as follows:

Ratios to Average Net Assets
Energy MLP Total Return (JMF)	Expenses		Net Investment Income (Loss)
Year Ended 11/30:
2015(i)	0.78	% **	(0.54	)% **
(d)	Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Energy MLP Total Return (JMF)
Year Ended 11/30:
2015(i)	(0.35	)%**
2014	(0.32)
2013	(0.41)
2012	(0.49)
2011(g)	(0.30	)**

Ratios of Borrowings Interest Expense to Average Net Assets
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2015(i)	(0.32	)%**
2014(h)	(0.29	)**

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 23, 2011 (commencement of operations) through November 30, 2011.
(h)	For the period March 26, 2014 (commencement of operations) through November 30, 2014.
(i)	For the six months ended May 31, 2015.
*	Represents distributions paid “From and in excess of net investment income” for the six months ended May 31, 2015, as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Energy MLP Total Return Fund (JMF) (“Energy MLP Total Return (JMF)”)

•	Nuveen All Cap Energy MLP Opportunities Fund (JMLP) (“All Cap Energy MLP Opportunities (JMLP)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

The end of the reporting period for the Funds is May 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended May 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions.

The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (the “Sub-Adviser”), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser’s MLP & Energy Infrastructure team manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Energy MLP Total Return’s (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

All Cap Energy MLP Opportunities’ (JMLP) investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

28	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. During the current fiscal period, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) are 2.40% and 2.02%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Current tax expense may include non-deductible interest and penalties.

Each Fund’s income tax provision consists of the following as of the end of the reporting period:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Current tax expense (benefit):
Federal	$—	$(1,385,569)
State	21,872	(99,622)
Total current tax expense (benefit)	$21,872	$(1,485,191)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)

Deferred tax expense (benefit):
Federal	$170,283,141	$—
State	11,354,951	—
Total deferred tax expense (benefit)	$181,638,092	$—

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$(18,746,628)	35.00%	$(6,520,435)	35.00%
State income taxes, net of federal benefit	(1,284,580)	2.40	(376,772)	2.02
Effect of permanent differences – Dividends Received Deduction	(2,112,559)	3.94	(342,384)	1.84
Change in tax rate – effect of statutory tax rate versus graduated tax rate	—	—	40,752	(0.22)
Other	—	—	—	—
Effect of valuation allowance	—	—	3,841,531	(20.62)
Total income tax expense (benefit)	$(22,143,767)	41.34%	$(3,357,308)	18.02%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

Components of the Funds’ deferred tax assets and liabilities as of the end of the reporting period, are as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$32,023,211	$4,371,691
State net operating loss carryforward (tax basis)	2,518,670	225,749
Accumulated net unrealized loss on swaps (tax basis)	2,018,659	—
Tax credit carryforward – AMT	525,073	—
Other	20,294	—
	$37,105,907	$4,597,440
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(217,537,188)	$(755,909)
Net deferred taxes before valuation allowance	$(180,431,281)	$3,841,531
Less: valuation allowance	(1,206,811)	(3,841,531)
Net deferred tax assets (liabilities)	$(181,638,092)	$—

30	Nuveen Investments

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$—
Initial allowance recorded	—	3,841,531
Provision to return	—	—
Release of valuation allowance	—	—
Change in state tax deferred rate	—	—
Balance at the end of period	$1,206,811	$3,841,531

As of May 31, 2015, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Net Operating Loss Carryforwards:	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Expiration:
November 30, 2034	$45,353,331	$—
November 30, 2035[1]	46,141,559	12,490,545
Total	$91,494,890	$12,490,545
[1]	Estimated as of May 31, 2015.

As of May 31, 2015, Energy MLP Total Return (JMF) had AMT credit carryforwards of $525,073. AMT credits can be used to reduce regular tax to the extent regular tax exceeds the AMT in a future year. AMT credits do not expire.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of May 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cost of investments	$712,586,723	$283,109,708
Gross unrealized:
Appreciation	$668,026,135	$38,656,967
Depreciation	(78,147,956)	(35,532,871)
Net unrealized appreciation (depreciation) of investments	$589,878,179	$3,124,096

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund’s net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

Nuveen Investments	31

Notes to Financial Statements (Unaudited) (continued)

For purposes of determining the income tax characterization of each Fund’s distributions, the amount of each Fund’s distributions attributable to each Fund’s earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP’s Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund’s income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund’s distributions during the current fiscal period, will be characterized for U.S. GAAP purposes as a return of capital.

The distributions made by the Funds during the current fiscal period, are provisionally classified as being “From and in excess of net investment income.” Those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after November 30, 2015, each Fund’s fiscal year end.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

32	Nuveen Investments

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$1,174,387,553	$—	$—		$1,174,387,553
Common Stocks	119,419,173	—	—		119,419,173

Short-Term Investments:
Repurchase Agreements	—	8,658,176	—		8,658,176

Investments in Derivatives:
Interest Rate Swaps**	—	(5,428,582)	—		(5,428,582)
Total	$1,293,806,726	$3,229,594	$—		$1,297,036,320
All Cap Energy MLP Opportunities (JMLP)
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$273,109,959	$—	$2,421,305	***	$275,531,264
Common Stocks	9,461,711	—	—		9,461,711

Short-Term Investments:
Repurchase Agreements	—	1,240,829	—		1,240,829
Total	$282,571,670	$1,240,829	$2,421,305		$286,233,804
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 3, where applicable.

Nuveen Investments	33

Notes to Financial Statements (Unaudited) (continued)

The following is a reconciliation of All Cap Energy MLP Opportunities’ (JMLP) Level 3 investments held at the beginning and end of the measurement period:

Level 3
Master Limited Partnerships & MLP Affiliates
Balance at the beginning of period	$—
Gains (losses):
Net realized gains (losses)	—
Change in net unrealized appreciation (depreciation)	(78,692)
Purchases at cost	2,499,997
Sales at proceeds	—
Net discounts (premiums)	—
Transfers into	—
Transfers (out of)	—
Balance at the end of period	$2,421,305
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of the end of the reporting period	$(78,692)

As of the end of the reporting period, the Master Limited Partnerships & MLP Affiliates fair valued as Level 3 were valued using an unobservable discount applied to the last trade price.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

34	Nuveen Investments

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged To (From) Counterparty*	Net Exposure
Energy MLP Total Return (JMF)	Fixed Income Clearing Corporation	$8,658,176	$(8,658,176)	$—
All Cap Energy MLP Opportunities (JMLP)	Fixed Income Clearing Corporation	$1,240,829	$(1,240,829)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Funds’ Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For over-the-counter (“OTC”) swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps before taxes” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps before taxes.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Energy MLP Total Return (JMF) continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Energy MLP Total Return (JMF)
Average notional amount of interest rate swap contracts outstanding*	$192,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all interest rate swap contracts held by Energy MLP Total Return (JMF) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(5,428,582)

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Energy MLP Total Return (JMF)	JPMorgan	$—	$(5,428,582)	$—	$(5,428,582)	$5,079,404	$(349,178)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps Before Taxes	Change in Net Unrealized Appreciation (Depreciation) of Swaps Before Taxes
Energy MLP Total Return (JMF)	Interest rate	Swaps	$—	$(3,010,198)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to

36	Nuveen Investments

pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Equity Shelf Program and Offering Costs

Energy MLP Total Return (JMF) has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under the Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

Shares authorized, shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal periods were as follows:

Energy MLP Total Returns (JMF)
	Six Months Ended 5/31/15	Year Ended 11/30/14
Shares authorized	9,800,000	9,800,000	*
Shares issued	—	—
Offering proceeds, net of offering costs	—	—
*	Shelf Offering declared effective by the SEC during the prior fiscal period.

As of March 31, 2015, the Fund’s shelf offering registration statement was no longer current. Therefore, the Fund may not issue additional shares under its equity shelf program until a post-effective amendment to the registration statement is filed with the SEC.

Costs incurred by the Fund in connection with its initial Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering will be expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

During the Fund’s current and prior fiscal period the Fund did not issue additional shares. As a result, during the current fiscal period, the Adviser reimbursed the Fund for half of the costs incurred in connection with the Shelf Offering, which is recognized as “Expense reimbursement” on the Statement of Operations.

Share Transactions

Transactions in shares were as follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Six Months Ended 5/31/15	Year Ended 11/30/14	Six Months Ended 5/31/15	For the Period 3/26/14 (commencement of operations) through 11/30/14
Shares:
Sold	—	—	—	12,750,000
Issued to shareholders due to reinvestment of distributions	—	—	—	1,510
Total	—	—	—	12,751,510

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Purchases	$101,126,481	$65,753,871
Sales	122,866,443	77,820,605

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2015, the complex-level fee for each Fund was 0.1635%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

38	Nuveen Investments

7. Borrowing Arrangements

The Funds have entered into borrowing arrangements (“Borrowings”) as a means of leverage.

Energy MLP Total Return (JMF) has entered into a $390 million (maximum commitment amount) credit agreement with an affiliate of Bank of Nova Scotia (“Nova Scotia”). As of the end of the reporting period, the Fund’s outstanding balance on the Borrowings was $298 million. Interest is charged on these Borrowings at a rate per annum equal to the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75%. The Fund also accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was $302.9 million and 0.92%, respectively.

All Cap Energy MLP Opportunities (JMLP) has entered into a $100 million (maximum commitment amount) credit agreement with Nova Scotia. As of the end of the reporting period, the Fund’s outstanding balance on the Borrowings was $74 million. Interest charged on the Borrowings is calculated at a rate per annum equal to 1-Month LIBOR plus 0.70%. In addition, the Fund accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

During current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was $76.7 million and 0.87%, respectively.

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in their Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Nuveen Investments	39

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Common shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

40	Nuveen Investments

Glossary of Terms

Used in this Report

■	Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	41

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42	Nuveen Investments

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Advisory Research, Inc. (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization

44	Nuveen Investments

for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, and three-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen All Cap Energy MLP Opportunities Fund (the “All Cap Energy Fund”), which did not exist for part of the foregoing time frame). The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end

Nuveen Investments	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Fund with which it is being compared and due to these differences, performance comparisons between the Funds and their Performance Peer Group may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Energy MLP Total Return Fund (the “Energy MLP Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three-year period and outperformed its benchmark in the one- and three-year periods.

For the All Cap Energy Fund, the Board recognized that the Fund was new with a performance history that was too short for a conclusive assessment of its limited performance record.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer

46	Nuveen Investments

Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe of each Fund. The Board reviewed, among other things, each Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Energy MLP Fund and the All Cap Energy Fund each had a net management fee and net expense ratio below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an unaffiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. The Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds

Nuveen Investments	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

The Independent Board Members considered the pricing schedule or fees that the Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rates paid the Sub-Adviser for its sub-advisory services were reasonable in relation to the fees of other clients. The Independent Board Members also noted that such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members considered information regarding the profitability of the Sub-Adviser in providing services to the Funds as described below. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and net income from serving as sub-adviser to the Energy MLP Fund for the calendar years ended 2013 and 2014 and from serving as sub-adviser to the All Cap Energy Fund for the nine months ended December 31, 2014.

48	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

50	Nuveen Investments

Notes

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-A-0515D        9155-INV-B-07/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2015